Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt
Debt
As at December 31, 2019 (Successor) and 2018 (Successor), we had the following liabilities for third party debt agreements:

	Successor	Successor
(In $ millions)	December 31, 2019	December 31, 2018
Secured credit facilities	5,662	5,662
Senior Secured Notes	476	769
Credit facilities contained within variable interest entities	621	655
Total debt principal	6,759	7,086
Less: debt discount and fees	(136)	(172)
Carrying value	6,623	6,914

This was presented in our Consolidated Balance Sheet as follows.

	Successor	Successor
(In $ millions)	December 31, 2019	December 31, 2018
Debt due within one year	343	33
Long-term debt	6,280	6,881
Total debt principal	6,623	6,914

In the next sections we cover key terms of our debt facilities at December 31, 2019:
Secured Credit Facilities
We have summarized the key terms of our secured credit facilities as at December 31, 2019 in the table below:

Facility name	Maturity	Repayments before maturity ($m)	Final Repayment (3) ($m)	Total ($m)	Margin on LIBOR floating interest (2)	Collateral vessels	Book value of collateral vessels ($m)	Notes
$400 million facility	4Q 2022	47	88	135	3.50%	West Cressida West Callisto West Leda	150
$2,000 million facility	1Q 2023	248	660	908	3.00%	West Alpha West Venture West Phoenix West Navigator West Epsilon West Elara	732
$440 million facility	3Q 2023	23	41	64	4.25%	West Telesto	58
$1,450 million facility	4Q 2023	88	235	323	3.35%-4.00%	West Tellus	332	(2)
$360 million facility	4Q 2023	73	137	210	3.75%	AOD I AOD II AOD III	191	(1)
$300 million facility	1Q 2024	48	96	144	4.00%	West Tucana West Castor	107
$1,750 million facility	1Q 2024	299	576	875	3.50%-3.90%	Sevan Driller Sevan Brasil Sevan Louisiana	865	(2)
$450 million facility	2Q 2024	54	211	265	3.50%	West Eminence	275
$1,500 million facility	4Q 2024	355	770	1,125	2.70%-4.78%	West Saturn West Neptune West Jupiter	1,020	(2)
$1,350 million facility	4Q 2024	351	594	945	3.00%	West Pegasus West Gemini West Orion	895
$950 million facility	4Q 2024	198	368	566	3.00%-4.42%	West Eclipse West Carina	648	(2)
$450 million facility (2015)	4Q 2024	63	39	102	3.85%	West Freedom West Vigilant West Prospero West Ariel	176
Total secured credit facilities				5,662

(1)	The facility is held by AOD, by which we hold a 67% ownership.

(2)	Certain debt facilities are split into different tranches set at different margins. Under the ACE facility the margin is 5.5%.

(3)
The final repayment shown in the above table includes balloon amount due on maturity and one quarters worth of amortization payments deferred in the fourth quarter of 2019 under the ACE facility amounting to $63 million. We have the ability to defer a further $437 million of amortization payments that would otherwise fall due between June 2020 and March 2021 through future use of the ACE facility.

Senior Secured Notes
On July 2, 2018, we raised $880 million of aggregate principle amount of 12.00% Senior Secured Notes due in 2025. The notes bear interest at the annual rate of 4.00% payable in cash plus 8.00% payment-in-kind. The principal borrowed on the notes included the initial $880 million principal value of the notes plus $10 million of payment-in-kind interest that was compounded into the principal on emergence from Chapter 11.
Per the terms of the Senior Secured Notes, we were required to redeem a proportion of the principal and interest outstanding on the notes using our share of the West Rigel sale proceeds. We received $126 million proceeds from the sale of the West Rigel on May 9, 2018 and used this to make a mandatory redemption of $121 million of principal and $5 million of accrued interest on November 1, 2018.
We were also required to make an offer to repurchase a proportion of the Senior Secured Notes using proceeds from a deferred consideration arrangement relating to the sale of our tender rig business to Sapura Energy in 2013. We made an offer to purchase up to $56 million of the Senior Secured Notes on October 10, 2018. On expiry of the offer, $0.1 million in aggregate principal amount of the notes were validly tendered. We accepted and made payment for the tendered notes on November 14, 2018.
On April 10, 2019, we repurchased $311 million of our principal Senior Secured Notes for $342 million. The $31 million additional cash paid represents the 7% purchase premium and settlement of accrued payment-in-kind and cash interest.
After the two redemptions, there was a remaining $476 million principal outstanding on the notes.
The Senior Secured Notes are secured by, among other things, our investments in Seadrill Partners, SeaMex and Seabras Sapura. Refer to Note 18 - Investment in associated companies for further information.

Credit facilities contained within variable interest entities
We consolidate three legal subsidiaries of Ship Finance that own the West Taurus, West Hercules and West Linus. Please refer to Note 35 for further details of this arrangement. These facilities were also amended during the period to conform with the charter payment schedules which were amended as part of the RSA linked to our reorganization.
The terms of these facilities are set out in the below table:

Facility Name	Maturity	Repayments before maturity ($m)	Final Repayment ($m)	Total ($m)	Margin on LIBOR floating interest	Collateral vessels	Book value of collateral vessels ($m)
$390 million facility	4Q 2022	43	144	187	Margin not disclosed	West Taurus	271
$375 million facility	2Q 2023	53	149	202	Margin not disclosed	West Hercules	322
$475 million facility	2Q 2023	52	180	232	Margin not disclosed	West Linus	191
Total credit facilities within VIEs				621

Debt maturities
The outstanding debt as at December 31, 2019 is repayable as follows:

(In $ millions)	December 31, 2019
2020	343
2021	569
2022	984
2023	1,774
2024	2,613
2025 and thereafter	476
Total debt principal	6,759

Covenants and restrictions contained in our debt facilities
We have provided a summary of the main financial covenants contained within our debt facilities below:
The below financial covenants contained in our credit facilities post emergence are measured at the RigCo group level. Details of the levels which are required to be maintained under the credit facilities are as follows:

•
Aggregated minimum liquidity requirement for the Group: In summary, and as more particularly set out in the credit facilities, to maintain cash and cash equivalents of at least $525 million within the Group at any time during the period from and including the Effective Date to and including 31 December 2018; and $400 million at any time during the period from and including 1 January 2019 to the final maturity date of the credit facilities. Breach of this covenant leads to an event of default.

•
Net leverage ratio: to maintain a ratio of net debt to EBITDA as set out below (which will be tested on each financial quarter commencing with the financial quarter ending on March 31, 2022 until the final maturity date of the credit facilities):

Twelve months ended	Net leverage ratio
March 31, 2022	4.5x
June 30, 2022	4.2x
September 30, 2022	3.9x
December 31, 2022	3.7x
March 31, 2023	3.4x
June 30, 2023	3.3x
September 30, 2023	3.1x
December 31, 2023	3.0x
March 31, 2024	2.8x
June 30, 2024	2.7x
September 30, 2024	2.4x
December 31, 2024	2.2x

•
Debt service coverage ratio: in summary to maintain a ratio of EBITDA to debt services (being all finance charges and principal, as more particularly set out in the credit facilities) equal to or greater than 1:1 (which will be tested on each financial quarter commencing with the financial quarter ending on March 31, 2022 until the final maturity date of the credit facilities).

For the periods ended March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 a margin increase of 0.25% per quarter, which is capped at 1%, will be enacted if:

•	Debt service coverage ratio is less than 0.8:1 in respect of the applicable period; and/or

•	Net leverage ratio is greater than:

Twelve months ended	Net leverage ratio
March 31, 2021	7.3x
June 30, 2021	6.6x
September 30, 2021	6.2x
December 31, 2021	5.8x

In addition to the above there are various non-financial covenants.
The covenants included in the Senior Secured Notes agreements limit our ability to:

•	Pay dividends or make certain other restricted payments or investments;

•	Incur additional indebtedness and issue disqualified shares;

•	Create liens on assets;

•	Amalgamate, merge, consolidate or sell substantially all our, NSNCo's, IHCo's, RigCo's and their respective subsidiaries and the guarantors' assets;

•	Enter into certain transactions with affiliates;

•	Create restrictions on dividends and other payments by our subsidiaries; and

•	Guarantee indebtedness by our subsidiaries.
The above covenants are subject to important exceptions and qualifications.

Since the fourth quarter of 2019, we have been engaged in discussions with our secured lenders regarding potential amendments to our credit facilities to provide operational flexibility and additional near-term liquidity by, among other things, converting certain interest payments under our credit facilities to payment-in-kind (“PIK”) interest and deferring certain scheduled amortization payments (or increasing the aggregate amount of such payments that may be converted to loans payable at the final scheduled maturity date of the relevant facility pursuant to the amortization conversion election provisions contained in the facility agreements). Our debt service is anticipated to be primarily comprised of interest through at least Q1 2021 because our facility agreements contain certain provisions that allow us to elect to defer and convert up to $500 million in the aggregate of scheduled amortization payments under certain of our credit facilities. We have already elected to use a portion of this capacity with respect to the first scheduled amortization installments under our credit facilities occurring in Q1 2020. We intend to continue exercising this option for each subsequent scheduled amortization payment date until such capacity is fully utilized; however, we cannot guarantee that we will be able to satisfy the conditions set forth in the facility agreements in order to be able to do so. We have also requested that our lenders consent to an extension of the periods before which we are required to comply with the net leverage and debt service coverage financial covenants in our facility agreements because we currently anticipate that we will not be able to meet these requirements when such covenants begin to be tested at the end of Q1 2021. If we are unable to comply with the net leverage and debt service coverage covenants in our debt agreements between Q1 2021 and Q4 2021, this will lead to an interest margin increase of up to 100 bps in the form of PIK interest; however, this does not constitute an event of default. Thereafter, if we are unable to comply with any of these restrictions and covenants, and we are unable to obtain a waiver or amendment from our lenders for such non-compliance, a default could occur under the terms of those debt agreements. We have also forecasted that we will not be able to meet the requirements under our ongoing liquidity financial covenant contained in the facility agreements during certain periods occurring after the twelve-month period following the date of this report. If our amendment requests for certain liquidity enhancing measures are not successful, including with respect to the conversion of certain interest payments to PIK and the deferral of certain scheduled amortization payments then there is an increased risk that we will breach these liquidly requirements sooner than currently anticipated after such twelve-month period following the date of this report. Failure to comply with such liquidity requirements could result in a default under the terms of our facility agreements if we are unable to obtain a waiver or amendment from our lenders for such non-compliance.
Although lender discussions are well advanced and significant progress has been made, until such time as an agreement is reached, uncertainty remains and therefore we are also preparing certain contingency plans. The Company's business operations remain unaffected by these amendment negotiations and related contingency planning efforts, and the Company expects to meet its ongoing customer and business counterparty obligations as they become due.